Investment Manager
      Legg Mason Fund Adviser, Inc.
      Baltimore, MD

Investment Adviser
      Western Asset Management Company
      Pasadena, CA

Board of Directors
      John F. Curley, Jr., Chairman
      Edmund J. Cashman, Jr., Vice Chairman
      Edward A. Taber, III, President
      Richard G. Gilmore
      Charles F. Haugh
      Arnold L. Lehman
      Dr. Jill E. McGovern
      T. A. Rodgers

Transfer and Shareholder Servicing Agent
      Boston Financial Data Services
      Boston, MA

Custodian
      State Street Bank & Trust Company
      Boston, MA

Counsel
      Kirkpatrick & Lockhart LLP
      Washington, D.C.

Independent Accountants
      Coopers & Lybrand L.L.P.
      Baltimore, MD

      The U.S. Government Money Market Portfolio is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the fund will always be able to maintain a stable net asset value of $1.00 per share.

      This report is not to be distributed unless preceded or accompanied by a prospectus.

      Legg Mason Wood Walker, Incorporated
--------------------------------------------------

            111 South Calvert Street
     P.O. Box 1476, Baltimore, MD 21203-1476
                410 o 539 o 0000


[RECYCLE LOGO] Printed on Recycled Paper
LMF-056


                                  Annual Report
                                December 31, 1996

                                   Legg Mason
                                     Income
                                  Trust, Inc.
                          U.S. Government Intermediate
                                Investment Grade
                                   High Yield
                          U.S. Government Money Market

                           Putting Your Future First

                               [LEGG MASON LOGO]

                                      FUNDS

To Our Shareholders,


   We are pleased to provide you with Legg Mason Income Trust's annual report, combining reports for the Legg Mason U.S. Government Intermediate Portfolio, Investment Grade Income Portfolio, High Yield Portfolio and the U.S. Government Money Market Portfolio. If you own more than one portfolio of the Income Trust, this combination will eliminate extra mailings to your home. If you own only one portfolio, you may be interested in reviewing information on other portfolios of Income Trust.

   The following table summarizes key statistics for each portfolio, as of December 31, 1996:

                                                               Net Asset Value
                              SEC Yield*      Average Life        Per Share
                              ----------      ------------     ---------------
Government Intermediate          5.83%          6.7 years           $10.31
Investment Grade                 6.33%         10.9 years           $10.22
High Yield                      10.31%          5.4 years           $15.37
Government Money Market          4.77%           42 days            $ 1.00

   Net asset values per share for Government Intermediate, Investment Grade and High Yield rose from their June 30, 1996 levels, reflecting modest gains in the value of our portfolio holdings. For the full year, total returns for the three funds were 4.47%, 4.31% and 14.91%, respectively (total return measures investment performance in terms of appreciation or depreciation in a portfolio's net assets per share, plus dividends and any capital gain distributions). Beginning on the following page, portfolio managers responsible for the Income Trust portfolios discuss 1996 results and the investment outlook. The funds' total returns in various periods since their inceptions (and performance information for Navigator shares) are shown on pages 4 through 6.

   For each of our funds, historical performance is not indicative of future results, and principal value of our holdings will continue to fluctuate so that shares, when redeemed, may be worth more or less than their original cost.(dagger)

   Many of our shareholders regularly add to their fund holdings by authorizing automatic, monthly transfers from their bank checking or Legg Mason accounts. Your Legg Mason Financial Advisor will be happy to help you make these arrangements if you would like to purchase shares in this convenient way.



                                   Sincerely,

                                   /s/ John F. Curley, Jr.
                                   -----------------------
                                   John F. Curley, Jr.
                                   Chairman

January 31, 1997

-------

*SEC Yields reported for the U.S. Government Intermediate, Investment Grade and High Yield Portfolios are for the 30 days ended December 31, 1996 and for the U.S. Government Money Market Portfolio are for the 7 days ended December 31, 1996.

(dagger) The U.S. Government Money Market Portfolio attempts to stabilize the value of its shares at $1.00 but there can be no assurance that the fund will always be able to maintain a stable net asset value of $1.00.

Portfolio Managers' Comments
Legg Mason Income Trust

Market Overview

   Last year was a difficult one for the bond market as a whole. Despite historically stable economic fundamentals, interest rates gyrated as the market attempted to divine the inflationary implications of every nuance in the economic statistics. Since the economy picked up steam following its 1995 slump, Treasury yields rose on balance for the year, with the result that total returns on bonds were hurt by declining prices.

   Fortunately, there were several pockets of opportunity. Offsetting the negative impact of rising rates was the generally strong performance of all non-government sectors, areas which were emphasized by all three funds.

U.S. Government Intermediate-Term and Investment Grade Portfolios

   Spreads on corporate issues and mortgages tightened last year, as reasonably strong economic fundamentals bolstered the outlook for credit quality improvements. Government Intermediate and Investment Grade benefitted from yield curve strategies which correctly anticipated both the flattening of the curve in the first half of the year and the steepening which occurred in the third quarter.

   Both funds produced returns exceeding those of their respective benchmarks last year. Government Intermediate produced a total return of 4.5% for the year versus the Salomon Brothers Medium Term Bond Index return of 4.1%. Investment Grade generated a total return of 4.3%, versus the Salomon Brothers Broad Investment Grade Index return of 3.6%.

High Yield Portfolio

   The high-yield arena also saw a tightening of spreads as investors hungered for yield against a global backdrop of generally low interest rates. High Yield was the beneficiary of particularly strong performance in the single-B sector, where performance tended to mirror activity in the equity market. Emerging markets benefitted from the gradual but impressive return to economic and political stability, led by Latin American countries such as Mexico, Brazil and Argentina.

   High Yield was the star performer for the year posting an impressive total return of 14.9% versus the Lehman Brothers High Yield Index return of 11.3%.

Market Commentary

   As we enter the seventh year of the current business cycle, the usual cast of nefarious characters is conspicuously absent from the economic stage: rising inflation, policy excesses, and volatility. For example, today's core rate of inflation (2-2.5%) compares favorably to the low-inflation experience of the 1950s and 60s, and inflation has never been as stable in our economic history as it has been for the past six years. This is a tribute to nine years of Fed Chairman Greenspan's steady hand at the monetary helm, which has produced the slowest rate of growth in the monetary aggregates in history.

   For all the bond market's angst over the inflationary implications of growth, the economy has grown at a moderate rate at best--averaging 2.5% per year since 1991. No other business cycle in modern times has exhibited growth rate volatility as low as this one. There have been some ups and downs, but the current growth rate is about average, and it's a mixed bag at that. Consumer demand has weakened since last summer, with the housing and auto sectors just about flat, while other areas, particularly construction and exports (driven, most likely, by a gradual recovery of the emerging market economies), have strengthened.

   In a typical business cycle, Washington would be spending and the Fed would be printing too much by now. But thanks to Washington's new-found discipline and high tax burdens, the federal budget deficit has contracted significantly, and the Fed remains stingy with credit. So, unlike any other in modern memory, this business cycle expansion has not been driven by stimulus measures. Instead, the drivers have been the virtuous forces of disinflation restructuring and good, old-fashioned productivity. That's why growth has not led to rising inflation, because today's growth is the by-product of low-inflation fundamentals and is thus consistent with a secular decline in interest rates.

Outlook

   Going forward, we believe that these forces will remain favorable for the bond market. Monetary policy appears reasonably tight, as suggested by the strong dollar, falling gold price and stable industrial commodity prices. At the moment, the bond market is swooning over signs of growth, and this will have the effect of tightening monetary conditions further, thus ensuring that economic growth does not overheat. Should monetary conditions prove troublesome, there is a substantial cushion between short-term interest rates and inflation, giving the Fed plenty of room to ease policy should the economy falter. As for fiscal policy, the political climate in Washington is likely to remain conservative, and the chances of meaningful entitlement reform, budget cutting, and tax reform are significant and growing.

   We thus have little reason to expect negative policy surprises on the horizon and this in turn should keep economic and financial market volatility in check. Sooner or later, as concerns over growth are replaced by the continuing reality of low and stable inflation, interest rates should resume their secular downtrend.

Strategy

   Despite our bullish outlook for interest rates, the mortgage sector still looks moderately attractive. Spreads are not particularly generous, but declining volatility and an emphasis on discount coupons and commercial mortgages in Government Intermediate should help to offset any rise in prepayment risk. The investment-grade corporate sector remains marginally attractive, as spreads hover near relatively low levels. However, for Investment Grade's portfolio, we still find value in longer-dated issues, as well as in the lower range of credit quality, and we think the new trust-preferred issues from the banking sector are generally attractive.

   The High Yield Portfolio is emphasizing high-coupon, single-B and select double-B credits, looking for companies with improving financial trends that would indicate higher credit quality and enhanced total returns. Sectors with the most promise include broadcasting, cable, chemicals, capital goods, steel and select consumer and industrials.


                                              Western Asset Management Company

January 31, 1997

Performance Information
Legg Mason Income Trust, Inc.

Performance Comparison of a $10,000 Investment as of December 31, 1996

         The returns shown on these pages are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in each of these funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

         The following graphs compare each Fund's total returns against that of the most closely matched broad-based securities market index. The lines illustrate the cumulative total return of an initial $10,000 investment for the periods indicated. The line for each Legg Mason Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses.

         The Government Intermediate and Investment Grade Portfolios each have two classes of shares: Primary Class and Navigator Class. The Navigator Class, offered only to certain institutional investors, pays fund expenses similar to those paid by the Primary Class, except that transfer agency fees and shareholder servicing expenses are determined separately for each class and the Navigator Class does not incur Rule 12b-1 distribution fees.

         The U.S. Government Money Market Portfolio is excluded from this performance information because it does not have a variable share price.

U.S. Government Intermediate-Term Portfolio--Primary Class

                                 Cumulative     Average Annual
                                Total Return     Total Return
----------------------------------------------------------------
 One Year                           +4.47%         +4.47%
 Five Years                        +32.22          +5.74
 Seven Years                       +64.88          +7.41
 Life of Class(dagger)            +102.34          +7.78
----------------------------------------------------------------
(dagger) Primary Class inception -- August 7, 1987


          [Graph appears here--plot points are listed below]


                                    Salomon Brothers
            U.S. Government       Medium-Term Treasury
             Intermediate         Government Sponsored
             Primary Class              Index(1)
1986.5          10,000                   10,000
1987            10,222                   10,305
1988            10,880                   10,971
1989            12,272                   12,362
1990            13,382                   13,554
1991            15,304                   15,471
1992            16,261                   16,546
1993            17,342                   17,904
1994            17,008                   17,594
1995            19,368                   20,126
1996            20,234                   20,945

(1) The Salomon Brothers Medium-Term Treasury/Government-Sponsored Index is an all-inclusive universe of institutionally traded U.S. Treasury and Government-Sponsored securities. The index is market-capitalization weighted and includes fixed-rate bonds with maturities between 1 and 10 years.

Investment Grade Income Portfolio--Primary Class

                                  Cumulative    Average Annual
                                 Total Return    Total Return
---------------------------------------------------------------
 One Year                            +4.31%         +4.31%
 Five Years                         +41.65          +7.21
 Seven Years                        +73.84          +8.22
 Life of Class(dagger)             +116.89          +8.58
---------------------------------------------------------------
(dagger) Primary Class inception -- August 7, 1987


         [Graph appears here--plot points are listed below]


              Investment           Salomon Brothers
             Grade Income          Broad Investment-
             Primary Class        Grade Bond Index(1)
1986.5          10,000                   10,000
1987            10,260                   10,305
1988            11,045                   11,127
1989            12,477                   12,734
1990            13,200                   13,892
1991            15,311                   16,111
1992            16,349                   17,334
1993            18,184                   19,055
1994            17,307                   18,512
1995            20,793                   21,942
1996            21,689                   22,304

(1) The Salomon Brothers Broad Investment-Grade Bond Index is a market-weighted index that contains approximately 4,700 individually priced investment grade bonds rated BBB or better. The index includes U.S. Treasury/agency issues, mortgage pass-through securities and corporate issues.


High Yield Portfolio

                                  Cumulative    Average Annual
                                 Total Return    Total Return
----------------------------------------------------------------
 One Year                          +14.91%         +14.91%
 Life of Fund(dagger)              +31.69           +9.89
----------------------------------------------------------------
(dagger) Fund inception--February 1, 1994


        [Graph appears here--plot points are listed below]


          High Yield Portfolio       Lehman High Yield Index(1)

2/1/94           10,000                        10,000
  6/94            9,812                         9,565
 12/94            9,796                         9,686
  6/95           10,705                        10,892
 12/95           11,561                        11,545
  6/96           12,241                        11,943
 12/96           13,169                        12,855

(1) The Lehman Brothers High Yield Index is comprised of approximately 760 publicly traded below-investment grade U.S. corporate bonds.

U.S. Government Intermediate-Term Portfolio--Navigator Class

                                   Cumulative    Average Annual
                                  Total Return    Total Return
----------------------------------------------------------------
   One Year                          +5.09%         +5.09%
   Life of Class(dagger)            +20.88          +9.52
----------------------------------------------------------------
(dagger) Navigator Class inception -- December 1, 1994


               [Graph appears here--plot points are listed below]


               Salomon Brothers Medium-Term           U.S. Government
              Treasury/Government-sponsored            Intermediate
                        Index(1)                      Navigator Class

12/01/94                 10,000                            10,000
12/94                     9,827                            10,050
3/95                     10,236                            10,454
6/95                     10,712                            11,385
9/95                     10,874                            11,160
12/95                    11,241                            11,502
3/96                     11,168                            11,431
6/96                     11,240                            11,527
9/96                     11,433                            11,720
12/96                    11,699                            12,088


(1) The Salomon Brothers Medium-Term Treasury/Government-Sponsored Index is an all-inclusive universe of institutionally traded U.S. Treasury and Government-Sponsored securities. The index is market-capitalization weighted and includes fixed-rate bonds with maturities between 1 and 10 years.



Investment Grade Income Portfolio--Navigator Class

                                   Cumulative    Average Annual
                                   Total Return   Total Return
-----------------------------------------------------------------
   One Year                         +4.88%          +4.88%
   Life of Class(dagger)            +6.38           +6.13

-----------------------------------------------------------------
(dagger) Navigator Class inception -- December 1, 1995



               [Graph appears here--plot points are listed below]


                                            Salomon Brothers
             Investment Grade Income        Broad Investment-
                 Navigator Class           Grade Bond Index(1)

12/01/95             10,000                       10,000
12/95                10,142                       10,000
3/96                 10,000                        9,961
6/96                 10,042                       10,010
9/96                 10,269                       10,197
12/96                10,638                       10,505


(1) The Salomon Brothers Broad Investment-Grade Bond Index is a market-weighted index that contains approximately 4,700 individually priced investment grade bonds rated BBB or better. The index includes U.S. Treasury/agency issues, mortgage pass-through securities and corporate issues.

Statements of Net Assets
Legg Mason Income Trust, Inc.
December 31, 1996
(Amounts in Thousands)

U.S. Government Intermediate-Term Portfolio


                                                             Rate         Maturity Date            Par/Shares        Value
---------------------------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations -- 36.6%

      Fixed-rate Securities -- 26.8%
      Overseas Private Investment Corp.                      6.93%          12/15/08               $ 15,000       $ 15,270
                                                                                                                   -------
      Private Export Funding Corporation                     7.03%          10/31/03                  6,500          6,677
                                                                                                                   -------
      Tennessee Valley Authority                             6.235%         7/15/45                   5,000          5,008
                                                                                                                   -------
      United States Treasury Notes                           5.125%         2/28/98                     150            149
                                                             5.25%          7/31/98                   1,500          1,488
                                                             6.125%         5/15/98                   4,500          4,522
                                                             5.875%         8/15/98                   6,625          6,628
                                                             6.875%         8/31/99                   1,000          1,021
                                                             7.50%          10/31/99                  5,000          5,186
                                                             7.125%         2/29/00                   4,000          4,118
                                                             6.125%         9/30/00                   6,000          5,996
                                                             6.875%         3/31/00                  15,170         15,511
                                                             6.25%          4/30/01                   5,000          5,011
                                                             7%             7/15/06                   4,200          4,364
                                                                                                                   -------
                                                                                                                    53,994
                                                                                                                   -------
                                                                                                                    80,949
      Stripped Securities(A) -- 9.8%                                                                               -------
      United States Treasury Notes                           0%             5/15/98                   1,000            926
                                                             0%             8/15/98                  10,800          9,847
                                                             0%             2/15/99                   6,000          5,304
                                                             0%             5/15/99                     600            522
                                                             0%             8/15/99                   3,600          3,085
                                                             0%             8/15/03                   7,500          4,968
                                                             0%             5/15/04                   7,500          4,713
                                                                                                                   -------
                                                                                                                    29,365
                                                                                                                   -------
      Total U.S. Government and Agency Obligations  (Identified Cost -- $109,227)                                   110,314
--------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Securities -- 37.4%

      Fixed-rate Securities -- 31.4%

      Federal Home Loan Mortgage Corporation                10.75%          7/1/00                        9             10
                                                             8.75%          2/1/01 to 10/1/01           980          1,011
                                                             6.55%          11/13/01                 15,000         14,895
                                                             8.25%          2/1/08                      645            671
                                                             8.50%          12/1/08                     318            331
                                                             9.75%          11/1/09                     305            330
                                                             9.75%          11/1/14                     236            255
                                                             8.50%          1/1/17                    1,177          1,222
                                                             9%             1/1/17                      105            110
                                                             9.30%          4/15/19                   4,329          4,804
                                                             9%             5/1/20 to 1/1/21          3,737          3,979
                                                             8.50%          6/1/21                    1,417          1,483
                                                             6.50%          2/1/26 to 8/1/26          5,533          5,292
                                                                                                                   -------
                                                                                                                    34,393

Legg Mason Income Trust, Inc.


                                                             Rate         Maturity Date            Par/Shares        Value
---------------------------------------------------------------------------------------------------------------------------
      Federal National Mortgage Association                  11.50%         4/1/04                  $ 2,960        $ 3,213
                                                             8.50%          6/1/10 to 8/1/11          4,277          4,444
                                                             6.50%          11/1/10 to 1/1/11        19,755         19,455
                                                             6.50%          7/1/13                    7,295          7,074
                                                             9.50%          7/1/14                      891            969
                                                             11%            12/1/15                     957          1,065
                                                             9.50%          6/25/18                   1,492          1,584
                                                             9%             11/1/21                   2,864          3,049
                                                             6.50%          4/1/24                       33             31
                                                                                                                   -------
                                                                                                                    40,884
                                                                                                                   -------
      Government National Mortgage Association               9%             6/15/06 to 8/15/06        4,941          5,129
                                                             7.50%          3/15/17                      29             29
                                                             9%             3/15/20 to 9/15/22          113            121
                                                             7.50%          12/15/22                    198            199
                                                             8%             1/15/23 to 9/15/24        1,889          1,932
                                                             7.50%          1/15/23 to 9/15/25        3,444          3,458
                                                             7%             6/15/23 to 5/15/24        2,941          2,891
                                                             7.125%         4/20/25                   1,429          1,462
                                                             8%             5/15/25 to 2/15/26        1,362          1,391
                                                             7%             11/15/25 to 3/15/26       3,139          3,072
                                                                                                                   -------
                                                                                                                    19,684
                                                                                                                   -------
                                                                                                                    94,961
                                                                                                                   -------
      Stripped Securities(A) -- 0.5%
      Federal National Mortgage Association                  152%           11/25/20                    148          1,475
                                                                                                                   -------

      Variable-rate Securities(B) -- 5.5%
      Federal National Mortgage Association                  7.62%          5/25/22                   4,640          4,658
      Government National Mortgage
        Association                                          6.50%          1/20/23 to 1/20/25       11,662         11,907
                                                                                                                   -------
                                                                                                                    16,565
                                                                                                                   -------
      Total U.S. Government Agency
        Mortgage-backed Securities  (Identified Cost--$112,628)                                                    113,001
                                                                                                                   -------

Asset-backed Securities -- 3.6%
      AFC Home Equity Loan Trust                             7.75%          11/30/06                  1,921          1,940
      ContiMortgage Home Equity Loan Trust                   8.60%          2/15/10                   1,598          1,613
      Olympic Automobile Trust                               7.875%         7/15/01                   2,257          2,300
      Wachovia Capital Trust I                               7.64%          1/15/27                   5,000          4,971(C)
                                                                                                                   -------
      Total Asset-backed Securities  (Identified Cost--$10,872)                                                     10,824
---------------------------------------------------------------------------------------------------------------------------

                                                             Rate         Maturity Date            Par/Shares        Value
---------------------------------------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- 5.1%

      Fixed-rate Securities -- 3.4%
      Deutsche Bank Financial Inc.                           6.70%          12/13/06                $ 3,000        $ 2,944
      Ford Motor Credit Company                              7.75%          10/1/99                   2,150          2,221
      General Motors Acceptance Corporation                  7.20%          1/29/98                     500            507
      News America Holdings Incorporated                     8.45%          8/1/34                    2,300          2,501
      Philip Morris Companies Inc.                           9.25%          2/15/00                   2,000          2,146
                                                                                                                   -------
                                                                                                                    10,319
                                                                                                                   -------

      Variable-rate Securities(B) -- 1.7%
      TCI Communications, Inc.                               6.82%          9/15/10                   5,000          4,975(D)
                                                                                                                   -------
      Total Corporate Bonds and Notes  (Identified Cost--$15,111)                                                   15,294
---------------------------------------------------------------------------------------------------------------------------
Mortgage-backed Securities -- 7.6%

      Fixed-rate Securities -- 2.6%
      FBC Mortgage Securities Trust                          9.50%          8/1/16                    2,327          2,328
      Metropolitan Asset Funding Inc.                        6.85%          8/20/05                   3,000          2,975
      Resolution Trust Corporation                           10%            5/25/22                   2,612          2,635
                                                                                                                   -------
                                                                                                                     7,938
                                                                                                                   -------
      Variable-rate Securities(B) -- 5.0%
      Merrill Lynch Mortgage Investors, Inc.                 6.69%          11/21/28                  3,149          3,147
      Resolution Trust Corporation                           6.339%         5/25/19                   2,006          1,994
      Resolution Trust Corporation                           8.765%         3/25/21                   6,000          6,157
      Resolution Trust Corporation                           10.806%        1/25/25                     972            997
      Resolution Trust Corporation                           7.981%         9/25/29                   2,795          2,798
                                                                                                                   -------
                                                                                                                    15,093
                                                                                                                   -------
      Total Mortgage-backed Securities  (Identified Cost--$23,193)                                                  23,031
---------------------------------------------------------------------------------------------------------------------------
Yankee Bonds(E)--  1.7%
      United Mexican States                                  7.563%         8/6/01                    2,150          2,154(C)(F)
      YPF Sociedad Anonima                                   7.50%          10/26/02                  3,036          3,070
                                                                                                                   -------
      Total Yankee Bonds  (Identified Cost--$5,166)                                                                  5,224
---------------------------------------------------------------------------------------------------------------------------
Short-Term Investments -- 7.4%
U.S. Government Obligations -- 0.3%
      United States Treasury Bills                           5.35%          1/9/97                    1,000            999(G)
                                                                                                                   -------

      Corporate Bonds -- 0.3%
      AT&T Capital Corporation                               7.66%          1/30/97                     750            751
                                                                                                                   -------

Legg Mason Income Trust, Inc.




                                                                                                   Par/Shares        Value
---------------------------------------------------------------------------------------------------------------------------
      Repurchase Agreement -- 6.8%
      J.P. Morgan Securities, Inc.
        6.80%, dated 12/31/96, to be repurchased at $20,646 on 1/2/97
        (Collateral: $15,440 Federal National Mortgage Association,
        Medium-term Notes, 5.47% to 6.5%, due 6/26/97 to 10/29/97, value $21,208; Student Loan Marketing Association,
      Floating-rate Notes, 0%, due 2/14/97, value $5,724)                                          $ 20,638       $ 20,638
                                                                                                                 ----------
      Option Purchased -- N.M.
      Eurodollar Future Call, March 97, Strike Price $94.25                                             156(H)          27
                                                                                                                 ----------
      Total Short-term Investments  (Identified Cost -- $22,475)                                                    22,415
---------------------------------------------------------------------------------------------------------------------------
      Total Investments--99.4%  (Identified Cost -- $298,672)                                                      300,103
      Other Assets Less Liabilities -- 0.6%                                                                           1,825
                                                                                                                 ----------
      Net assets consisting of:
      Accumulated paid-in capital applicable to:
        28,511 Primary Class shares outstanding                                                    $303,572
        784 Navigator Class shares outstanding                                                        8,076
      Accumulated net realized loss on investments, options and futures                             (11,250)
      Unrealized appreciation of investments, options and futures                                     1,530
                                                                                                   --------
      Net assets-- 100.0%                                                                                         $301,928
                                                                                                                  ---------
      Net asset value per share:
          Primary Class                                                                                             $10.31
                                                                                                                  ---------
          Navigator Class                                                                                           $10.31
                                                                                                                  ---------


                                                                                                                    Net
                                                                       Expiration               Actual         Appreciation
                                                                          Date                 Contracts      (Depreciation)
---------------------------------------------------------------------------------------------------------------------------
      Options Written (I)
      Eurodollar Future Call, Strike Price $94.75                      March 97                   156               $16
                                                                                                                    ===

      Futures Contracts Written(I)
      U.S. Treasury Note Future                                        March 97                    50               $83
                                                                                                                    ===
---------------------------------------------------------------------------------------------------------------------------

(A) Stripped Security -- Security with interest-only or principal-only payment streams.

(B) The coupon rates shown on variable rate securities are the rates at December 31, 1996. These rates vary with the weighted average coupon of the underlying loans.

(C) Rule 144a security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional investors.

(D) The interest rate on this security is fixed at 6.82% until 9/15/98, thereafter, the coupon will be determined by auction.

(E) Yankee Bond -- Dollar-denominated bond issued in the U.S. by foreign entities.

(F) Indexed Security -- The rate of interest earned on this security is tied to the London Interbank Offered Rate (LIBOR). The coupon rate shown is the rate as of December 31, 1996.

(G) Collateral to cover futures contracts and options written.

(H) This represents the actual number of contracts.

(I) Options and Futures are described in more detail in the notes to financial statements.

N.M. Not meaningful

See notes to financial statements.

Statements of Net Assets
Legg Mason Income Trust, Inc.
December 31, 1996
(Amounts in Thousands)

Investment Grade Income Portfolio


                                                             Rate         Maturity Date            Par/Shares        Value
---------------------------------------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- 32.0%

      Finance -- 5.7%
      Associates Corporation, North America                  8.15%          8/1/09                  $ 1,000        $ 1,079
      Deutsche Bank Financial Inc.                           6.70%         12/13/06                   1,860          1,825
      General Motors Acceptance Corp.                           0%          6/15/15                   2,700            706(A)
      JPM Capital Trust I                                    7.54%          1/15/27                     650            635
      Western Financial Savings Bank F.S.B.                  8.50%          7/1/03                    1,000          1,009
                                                                                                                    -------
                                                                                                                     5,254
                                                                                                                    -------
      Food and Beverage -- 1.4%
      RJR Nabisco, Inc.                                      8.75%          4/15/04                     200            202
      RJR Nabisco, Inc.                                      8.75%          7/15/07                   1,110          1,108
                                                                                                                    -------
                                                                                                                     1,310
                                                                                                                    -------
      Industrial -- 10.9%
      Kmart Corporation                                      7.95%          2/1/23                    2,000          1,635
      Loews Corporation                                      7.63%          6/1/23                    2,000          1,962
      Millenium America, Inc.                                7.63%         11/15/26                     650            629
      SPX Corporation                                       11.75%          6/1/02                    2,500          2,794
      TCI Communications Incorporated                        8.75%          8/1/15                    1,530          1,511
      Tele-Communications Inc.                               9.25%          1/15/23                     500            486
      Westpoint Stevens Inc.                                 8.75%         12/15/01                   1,000          1,027
                                                                                                                    -------
                                                                                                                    10,044
                                                                                                                    -------
      Media and Entertainment -- 3.7%
      News America Holdings Incorporated                     8.875%         4/26/23                   1,000          1,068
      News America Holdings Incorporated                     8.25%         10/17/2096                   700            690
      Time Warner Entertainment Company, L.P.                8.375%         7/15/33                     700            703
      Time Warner Incorporated                               8.18%          8/15/07                     900            924
                                                                                                                    -------
                                                                                                                     3,385
                                                                                                                    -------
      Oil and Gas -- 1.2%
      Louis Dreyfus Natural Gas Corporation                  9.25%          6/15/04                   1,000          1,080
                                                                                                                    -------

      Transportation -- 1.1%
      Delta Air Lines, Inc.                                  7.79%          12/1/98                   l,000          1,021
                                                                                                                    -------

      Utilities -- 8.0%
      Connecticut Light and Power Company                    7.875%         6/1/01                    1,750          1,787
      First PV Funding Corporation                           10.15%         1/15/16                     487            517
      Gulf States Utilities Corp.                            8.25%          4/1/04                    1,800          1,902
      Niagara Mohawk Power Corporation                       7.75%          5/15/06                   1,200          1,118
      North Atlantic Energy Corporation                      9.05%          6/1/02                    1,330          1,328
      System Energy Resources, Inc.                          7.43%          1/15/11                     765            742
                                                                                                                    -------
                                                                                                                     7,394
                                                                                                                    -------
      Total Corporate Bonds and Notes  (Identified Cost -- $28,978)                                                 29,488
---------------------------------------------------------------------------------------------------------------------------

Legg Mason Income Trust, Inc.



                                                             Rate         Maturity Date            Par/Shares        Value
---------------------------------------------------------------------------------------------------------------------------
Asset-backed Securities -- 6.6%
      Advanta Home Equity Loan Trust                         5.95%          3/25/09                 $ 1,055        $ 1,004
      Chevy Chase Home Loan Trust                            7.15%          5/15/15                   1,600          1,615
      ContiMortgage Home Equity Loan Trust                   8.60%          2/15/10                     799            807
      Green Tree Financial Corp.                             7.85%          7/15/04                   1,688          1,713
      Olympic Automobile Receivables Trust                   7.875%         7/15/01                     903            920
                                                                                                                    -------
      Total Asset-backed Securities  (Identified Cost -- $6,064)                                                     6,059
---------------------------------------------------------------------------------------------------------------------------
Mortgage-backed Securities -- 11.4%

      Fixed-rate Securities -- 8.5%
      Asset Securitization Corporation                       6.88%          11/13/26                  1,900          1,908
      Asset Securitization Corporation                       6.92%          2/14/29                   1,184          1,183
      Merrill Lynch Mortgage Investors, Inc.                 6.96%          11/21/28                  1,600          1,586
      Nomura Asset Securities Corporation                    7.12%          4/13/36                     680            687
      Oakdale 94-1 Class A                                   7.95%          5/1/01                    1,000          1,037(B)
      PSB Financial Corporation II                          11.05%          12/1/15                     823            884
      Resolution Trust Corporation                           10%            5/25/22                     551            556
                                                                                                                    -------
                                                                                                                     7,841
                                                                                                                    -------
      Variable-rate Securities(C) -- 2.2%
      Resolution Trust Corporation                          10.806%         1/25/25                     486            498
      Resolution Trust Corporation                           6.76%          4/25/28                   1,159          1,132(B)
      Resolution Trust Corporation                           8.29%          9/25/29                     368            377
                                                                                                                    -------
                                                                                                                     2,007
                                                                                                                    -------
      Indexed Security -- 0.7%
      Resolution Trust Corporation                           6.339%         5/25/19                     686            681(D)
                                                                                                                    -------
      Total Mortgage-backed Securities  (Identified Cost -- $10,578)                                                10,529
---------------------------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations -- 12.5%

      Resolution Funding Corp.                               0%             10/15/20                  3,400            650(A)
                                                                                                                    -------
      United States Treasury Bonds                           0%             8/15/20                  13,870          2,762(A)
      United States Treasury Bonds                           6%             2/15/26                   4,570          4,160
                                                                                                                    -------
                                                                                                                     6,922
                                                                                                                    -------
      United States Treasury Notes                           5.875%         4/30/98                   1,000          1,002
      United States Treasury Notes                           6.125%         9/30/00                   1,000            999
      United States Treasury Notes                           6.25%          4/30/01                   1,000          1,002
      United States Treasury Notes                           6.25%          2/15/03                     140            140
      United States Treasury Notes                           7%             7/15/06                     750            779
                                                                                                                    -------
                                                                                                                     3,922
                                                                                                                    -------
      Total U.S. Government and Agency Obligations  (Identified Cost-- $11,302)                                     11,494
---------------------------------------------------------------------------------------------------------------------------

                                                             Rate         Maturity Date            Par/Shares        Value
---------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Mortgage-backed Securities -- 29.2%

      Fixed-rate Securities -- 27.8%
      Federal Home Loan Mortgage Corporation                 8.75%          10/1/01                   $  46          $  48
      Federal Home Loan Mortgage Corporation                 8.50%          2/1/04                      310            319
      Federal Home Loan Mortgage Corporation                 6%             2/1/14                    2,218          2,099
      Federal Home Loan Mortgage Corporation                 6.50%          9/15/15                     196            197
      Federal Home Loan Mortgage Corporation                 7%             8/1/24 to 5/1/26         10,461         10,304
      Federal Home Loan Mortgage Corporation                 6.50%          2/1/26 to 3/1/26          1,552          1,485
      Federal Home Loan Mortgage Corporation                 8%             7/1/26                    1,243          1,267
                                                                                                                    -------
                                                                                                                    15,719
                                                                                                                    -------
      Federal National Mortgage Association                  8%             4/25/06                   1,000          1,028
      Federal National Mortgage Association                  9.15%          9/25/18                     231            236
      Federal National Mortgage Association                  6%             9/1/25                      998            933
                                                                                                                    -------
                                                                                                                     2,197
                                                                                                                    -------
      Government National Mortgage Association               9%             7/15/16 to 6/15/17        1,482          1,590
      Government National Mortgage Association               8%             12/15/26                  2,626          2,679
      Government National Mortgage Association               8%             1/1/27                    3,400          3,468(E)
                                                                                                                    -------
                                                                                                                     7,737
                                                                                                                    -------
      Variable-rate Securities(C) -- 1.4%
      Federal Home Loan Mortgage Corporation                 7.791%         9/1/24                    1,237          1,291

      Total U.S. Government Agency Mortgage-backed Securities  (Identified Cost -- $26,617)                         26,944
---------------------------------------------------------------------------------------------------------------------------
Yankee Bonds(F) -- 2.6%
      Province de Quebec                                     5.67%          2/27/26                   1,075          1,061(G)
      YPF Sociedad Anonima                                   7.50%          10/26/02                  1,301          1,316
                                                                                                                    -------
      Total Yankee Bonds  (Identified Cost -- $2,372)                                                                2,377
---------------------------------------------------------------------------------------------------------------------------
Preferred Stock -- 2.0%
      News Corp. Limited                                     5%             11/12/16                  1,200 shs        740(B)
      Time Warner Incorporated                               10.25%         7/1/16                        1          1,130(B)
                                                                                                                    -------
      Total Preferred Stock  (Identified Cost -- $1,804)                                                             1,870
---------------------------------------------------------------------------------------------------------------------------
Warrants(H) -- 0.4%
      News Corp. Limited  (Identified Cost -- $443)                         1/1/06                       12 wts        388(B)
---------------------------------------------------------------------------------------------------------------------------
Short-Term Investments -- 3.3%

      Corporate Bonds -- 1.1%
      Salomon Inc.                                           8.45%          2/17/97                 $ 1,000          1,003
                                                                                                                    -------
      U. S. Government Obligations -- 1.1%
      United States Treasury Bills                           5.35%          1/9/97                    1,000            999(I)
                                                                                                                    -------
      Repurchase Agreement -- 1.1%
      J.P. Morgan Securities, Inc.
        6.80%, dated 12/31/96, to be repurchased at $1,022 on 1/2/97
        (Collateral: $1,065 Federal National Mortgage Association,
        Medium-term Notes, 6.86% due 6/13/25, value $1,054)                                           1,022          1,022
                                                                                                                    ------

Legg Mason Income Trust, Inc.


                                                                                                                   Value
-------------------------------------------------------------------------------------------------------------------------
      Option Purchased -- N.M.
      Eurodollar Future Call, March 97, Strike Price $94.25                                         55(J)          $ 10
                                                                                                               ----------
Total Short-term Investments  (Identified Cost-- $3,054)                                                          3,034
                                                                                                               ----------
      Total Investments-- 100.0%  (Identified Cost-- $91,212)                                                    92,183
      Other Assets Less Liabilities-- (N.M.)                                                                        (12)
                                                                                                               ----------
      Net assets consisting of:
      Accumulated paid-in capital applicable to:
        8,992 Primary Class shares outstanding                                                 $92,922
        24 Navigator Class shares outstanding                                                      247
      Undistributed net investment  income                                                          43
      Accumulated net realized loss on investments, options and futures                         (1,962)
      Unrealized appreciation of investments, options and futures                                  921
                                                                                                -------
      Net assets-- 100.0%                                                                                       $92,171
                                                                                                                ========
      Net asset value per share:
        Primary Class                                                                                            $10.22
                                                                                                                ========
        Navigator Class                                                                                          $10.22
                                                                                                                ========

                                                                                                                    Net
                                                                       Expiration               Actual         Appreciation
                                                                          Date                 Contracts      (Depreciation)
---------------------------------------------------------------------------------------------------------------------------
      Options Written(K)
      Treasury Note Call, Strike Price $116.00                          February 97               35                $ 31
      Eurodollar Future Call, Strike Price $94.75                       March 97                  55                   6
                                                                                                                   ------
                                                                                                                   $  37
                                                                                                                   ======
      Futures Contracts Purchased(K)
      Treasury Note Future                                              March 97                  38               $ (17)
      Treasury Note Future                                              March 97                  91                (134)
                                                                                                                   ------
                                                                                                                   $(151)
                                                                                                                   ======
      Futures Contracts Written(K)
      Treasury Bond Future                                              March 97                  37                $ 64
                                                                                                                   ======

---------------------------------------------------------------------------------------------------------------------------

(A) Zero-coupon bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.

(B) Rule 144a Security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional investors.

(C) The coupon rates shown on variable rate securities are the rates at December 31, 1996. These rates vary with the weighted average coupon of the underlying loans.

(D) Indexed Security -- The rate of interest earned on this security is tied to the Cost of Funds Index (COFI). The coupon rate shown is the rate at December 31, 1996.

(E) When-issued Security -- Security purchased on a delayed delivery basis. Final settlement amount and maturity date have not yet been announced.

(F) Yankee Bond -- Dollar-denominated bond issued in the U.S. by foreign entities.

(G) The rate of interest earned on this security is fixed at 5.67% until February 2001 and 7.14% thereafter.

(H) Non-income producing

(I) Collateral to cover futures contracts and options written.

(J) This represents the actual number of contracts.

(K) Options and Futures are described in more detail in the notes to financial statements.

N.M. Not meaningful

See notes to financial statements.

Statements of Net Assets
Legg Mason Income Trust, Inc.
December 31, 1996
(Amounts in Thousands)

High Yield Portfolio


                                                             Rate         Maturity Date      Par/Shares        Value
---------------------------------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- 75.4%

      Builders/Building Materials -- 2.7%
      Fortress Group Inc.                                    13.75%         5/15/03           $ 5,000        $ 5,325
      Miles Homes Services, Inc.                             12%            4/1/01              1,000            880
                                                                                                             --------
                                                                                                               6,205
      Cable and Media -- 4.4%
      Busse Broadcasting Corporation                         11.625%        10/15/00            2,000          2,073
      CSWireless Systems, Inc.                               0%             3/1/06              1,500            654(A,B,C)
      Granite Broadcasting Corporation                       9.375%         12/1/05             2,000          1,920
      Park Broadcasting Incorporated                         11.75%         5/15/04             2,500          2,937
      Park Newspapers                                        11.875%        5/15/04             1,500          1,763
      Young Broadcasting Corporation                         10.125%        2/15/05             1,000          1,025
                                                                                                             --------
                                                                                                              10,372
      Chemicals -- 2.2%                                                                                      --------
      Harris Chemical North America, Inc.                    10.75%         10/15/03            2,000          2,070
      Rexene Corporation                                     11.75%         12/1/04             2,750          3,087
                                                                                                             --------
                                                                                                               5,157
                                                                                                             --------
      Consumer Products -- 0.6%
      Revlon Worldwide Corporation                           0%             3/15/98             1,750          1,505(D)
                                                                                                             --------

      Food Services -- 2.1%
      Di Giorgio Corporation                                 12%            2/15/03             2,800          2,842
      TLC Beatrice International Holdings, Inc.              11.50%         10/1/05             1,000          1,063
      White Rose Foods Incorporated                          0%             11/1/98             1,250          1,054(D)
                                                                                                             --------
                                                                                                               4,959
                                                                                                             --------
      Forest Products -- 0.8%
      American Pad and Paper Co.                             13%            11/15/05            1,723          1,999
                                                                                                             --------

      Gaming -- 3.6%
      Aztar Corporation                                      11%            10/1/02             2,000          1,935
      Casino America, Inc.                                   12.50%         8/1/03              1,000            948
      Trump Atlantic City Associates                         11.25%         5/1/06              2,750          2,722
      Trump's Castle Funding, Inc.                           11.75%         11/15/03            2,000          1,760
      Trump Hotels &Casino Resorts, Inc.                     15.50%         6/15/05             1,000          1,140
                                                                                                             --------
                                                                                                               8,505
      Gas and Pipeline Utilities -- 3.9%
      Abraxas Petroleum Corporation                          11.50%         11/1/04             2,500          2,647(B,C)
      Parker Drilling Company                                9.75%          11/15/06            2,500          2,637(B,C)
      TransTexas Gas Corporation                             11.50%         6/15/02             3,500          3,780
                                                                                                             --------
                                                                                                               9,064
                                                                                                             --------

Legg Mason Income Trust, Inc.


                                                             Rate         Maturity Date      Par/Shares        Value
---------------------------------------------------------------------------------------------------------------------
      Hotels and Restaurants -- 0.7%
      John Q Hammons Hotels, L.P.                            9.75%          10/1/05           $ 1,500        $ 1,526
                                                                                                             --------
      Industrials -- 11.5%
      Allied Waste of North America                          10.25%         12/1/06             2,000          2,100(B,C)
      Clark Materials                                        10.75%         11/15/06            1,750          1,820(B,C)
      Haynes International, Inc.                             11.625%        9/1/04              3,000          3,165
      Norcal Waste Systems, Inc.                             13%            11/15/05            1,500          1,658(E)
      NL Industries, Inc.                                    11.75%         10/15/03            2,000          2,120
      NL Industries, Inc.                                    0%             10/15/05            2,000          1,720(A)
      Pierce Leahy Corp.                                     11.125%        7/15/06             1,000          1,093
      Remington Arms, Inc.                                   10%            12/3/03             3,000          2,527(B,C)
      Sabreliner Corp.                                       12.50%         4/15/03             3,000          2,929(B,C)
      Sea Containers Ltd.                                    9.50%          7/1/03              1,000          1,017
      Sea Containers Ltd.                                    12.50%         12/1/04             2,000          2,190
      Statia Terminals International                         11.75%         11/15/03            3,000          3,082(B,C)
      Tokeim Corp.                                           11.50%         8/1/06              1,500          1,614(B,C)
                                                                                                             --------
                                                                                                              27,035
                                                                                                             --------
      Leisure and Entertainment -- 6.6%
      AMF Group Inc.                                         10.875%        3/15/06             2,000          2,120
      Boomtown, Inc.                                         11.50%         11/1/03             4,000          4,211
      GP Golf Palm Desert LLC                                13.50%         2/16/98             1,900          1,995(B,C)
      Manning Real Estate Associates LLC                     15%            2/28/01             1,000            990(B,C)
      Maritime Gaming L.P.                                   15%            2/28/01             1,500          1,485(B,C)
      Players International, Inc.                            10.875%        4/15/05             1,500          1,485
      Stuart Entertainment, Inc.                             12.50%         11/15/04            2,000          2,042
      Sullivan Broadcasting                                  10.25%         12/15/05            1,000          1,024
                                                                                                             --------
                                                                                                              15,352
                                                                                                             --------
      Medical Products and Supplies -- 1.4%
      Dade International Incorporated                        11.125%        5/1/06              2,000          2,193
      Unilab Corporation                                     11%            4/1/06              1,250            981
                                                                                                             --------
                                                                                                               3,174
                                                                                                             --------
      Metals and Mining -- 2.0%
      Florida Steel Corporation                              11.50%         12/15/00            1,000          1,035
      Gulf States Steel                                      13.50%         4/15/03             2,750          2,613
      NS Group, Inc.                                         13.50%         7/15/03             1,000          1,005
                                                                                                             --------
                                                                                                               4,653
                                                                                                             --------
      Publishing -- 3.2%
      Affiliated Newspapers Investments, Inc.                13.25%         7/1/06              4,500          3,713
      Garden State Newspapers, Inc.                          12%            7/1/04              2,500          2,725
      Marvel Holdings, Inc.                                  0%             4/15/98             1,000            150(D)
      Marvel III Holdings, Inc.                              9.125%         2/15/98             2,000            370
      Marvel Parent Holdings, Inc.                           0%             4/15/98             3,450            448
                                                                                                             --------
                                                                                                               7,406
                                                                                                             --------


                                                             Rate         Maturity Date      Par/Shares      Value
---------------------------------------------------------------------------------------------------------------------
      Retail Sales -- 4.1%
      Cort Furniture Rental Corporation                      12%            9/1/00            $ 1,400      $ 1,554
      Duane Reade Corp.                                      12%            9/15/02             4,000        4,070
      Duane Reade Holdings Corp.                             0%             9/15/04             1,500          893(A)
      General Host Corporation                               11.50%         2/15/02               750          701
      Michaels Stores Incorporated                           10.875%        6/15/06             2,315        2,295
                                                                                                           -------
                                                                                                             9,513
                                                                                                           -------
      Services -- 1.8%
      Ryder Trucks, Inc.                                     10%            12/1/06             2,000        2,060(B,C)
      SCInternational Services, Inc.                         13%            10/1/05             2,000        2,220
                                                                                                           -------
                                                                                                             4,280
                                                                                                           -------
      Supermarkets -- 3.8%
      Big V Supermarkets Incorporated                        11%            2/15/04             1,000          955
      Farm Fresh Holdings Corporation                        12.25%         10/1/00             1,500        1,140
      Pathmark Stores Incorporated                           12.625%        6/15/02               250          259
      Ralphs Grocery Co.                                     11%            6/15/05             2,000        2,100
      Ralphs Grocery Co.                                     13.75%         6/15/05             1,000        1,060
      Smiths Food & Drug                                     11.25%         5/15/07             3,000        3,315
                                                                                                           -------
                                                                                                             8,829
                                                                                                           -------
      Telecommunications -- 14.2%

      A+ Network, Inc.                                       11.875%        11/1/05             2,000        2,045
      Arch Communications Group, Inc.                        0%             3/15/08             2,500        1,425(A)
      Brooks Fiber Properties, Inc.                          11.875%        11/1/06             5,000        3,350(A,B,C)
      Charter Communications International, Inc.             11.25%         3/15/06             1,250        1,306
      Communications &Power Industries, Inc.                 12%            8/1/05                500          538
      Galaxy Telecom L.P.                                    12.375%        10/1/05             1,750        1,864
      MFS Communications Company, Inc.                       8.875%         1/15/06             1,000          728(A)
      Mobile Telecommunication Technologies
        Corporation                                          13.50%         12/15/02            2,250        2,250
      Nextel Communications, Inc.                            9.75%          8/15/04             4,000        2,730(A)
      Nextlink Communications                                12.50%         4/15/06             1,750        1,837
      Peoples Telephone Company, Inc.                        12.25%         7/15/02             4,125        4,331
      Phonetel Technologies, Inc.                            12%            12/15/06            3,500        3,605
      Poland Communications                                  9.875%         11/1/03             3,500        3,516(B,C)
      Sprint Spectrum, L.P.                                  11%            8/15/06             2,500        2,706
      Wireless One Incorporated                              13%            10/15/03            1,250        1,213
                                                                                                           -------
                                                                                                            33,444
                                                                                                           -------

                                                                              17

Legg Mason Income Trust, Inc.




High Yield Portfolio--Continued



                                                             Rate         Maturity Date            Par/Shares      Value
---------------------------------------------------------------------------------------------------------------------------
      Textiles and Apparel -- 5.8%
      Apparel Ventures, Inc.                                 12.25%         12/31/00                $ 2,250      $ 2,206
      Casablanca Incorporated                                14%            9/1/01                    2,000        2,250(B,C)
      Collins & Aikman Corporation                           11.50%         4/15/06                   1,500        1,635
      National Fiberstock Corporation                        11.625%        6/15/02                   1,500        1,588
      Pour Le Bebe, Incorporated                             13%            8/9/01                    2,750        3,135(B,C)
      Pour Le Bebe, Incorporated                             15%            4/30/97                   2,600        2,795(B,C)
                                                                                                               ------------
                                                                                                                  13,609
                                                                                                               ------------
      Total Corporate Bonds and Notes  (Identified Cost-- $169,576)                                              176,587
---------------------------------------------------------------------------------------------------------------------------
Yankee Bonds(F)-- 15.1%

      Cable and Media -- 2.6%
      Fundy Cable Ltd.                                       11%            11/15/05                    500          516
      Newsquest Capital PLC                                  11%            5/1/06                    1,750        1,820(B,C)
      Le Groupe Videotron Ltee                               10.625%        2/15/05                   1,500        1,650
      Rogers Cablesystems Limited                            10%            3/15/05                   2,000        2,130
                                                                                                              ------------
                                                                                                                   6,116
                                                                                                              ------------
      Forest and Paper Products -- 0.5%
      Grupo Industrial Durango, S.A.                         12.625%        8/1/03                    1,000        1,059
                                                                                                              ------------

      Industrials -- 5.1%
      FSW International, Inc.                                12.50%         11/1/06                   3,000        3,165(B,C)
      Multicanal Participacoes SA                            12.625%        6/18/04                   2,000        2,158
      Net Sat Services LTD                                   12.75%         8/5/04                    2,000        2,085(B,C)
      Polysindo Eka Perkasa                                  13%            6/15/01                   1,250        1,372
      Tevecap SA                                             12.625%        11/26/04                  3,000        3,161(B,C)
                                                                                                              ------------
                                                                                                                  11,941
                                                                                                              ------------
      Metals and Mining -- 1.8%
      Algoma Steel, Inc.                                     12.375%        7/15/05                   2,000        2,160
      Royal Oak Mines                                        11%            8/15/06                   2,000        2,092
                                                                                                              ------------
                                                                                                                   4,252
                                                                                                              ------------
      Real Estate -- 0.9%
      Trizec Finance Ltd.                                    10.875%        10/15/05                  2,000        2,220
                                                                                                              ------------

      Services -- 3.3%
      GPA Group PLC                                          0%             1/1/99                   10,000        4,650(A)
      Intertek Finance PLC                                   10.25%         11/1/06                   3,000        3,079(B,C)
                                                                                                              ------------
                                                                                                                   7,729
                                                                                                              ------------
      Telecommunications -- 0.9%
      Comtel Brasileira, Ltd.                                10.75%         9/26/04                   2,000        2,051(B,C)
                                                                                                              ------------

      Total Yankee Bonds  (Identified Cost-- $32,551)                                                             35,368
---------------------------------------------------------------------------------------------------------------------------

                                                                                                 Par/Shares        Value
---------------------------------------------------------------------------------------------------------------------------
Common Stock -- 1.3%

      Industrial -- 0.3%
      Ladish Company Inc.                                                                             305 shs     $  610(G)
                                                                                                               ------------

      Medical Supplies & Services -- 0.6%
      Unigene Labs, Inc.                                                                              500          1,406(G)
                                                                                                               ------------

      Metals and Mining -- 0.1%
      Algoma Steel, Inc.                                                                               44            223(G)
                                                                                                               ------------

      Other -- 0.3%
      Steinway Musical Instruments, Inc.                                                               50            844(G)
                                                                                                               ------------
      Total Common Stock  (Identified Cost-- $2,588)                                                               3,083
---------------------------------------------------------------------------------------------------------------------------
Preferred Stock -- 3.2%
      Cable/Media -- 2.7%
      Cablevision Systems Corporation                                                                   1             41(H)
      Chancellor Broadcasting                                                                          30          3,308(B,C)
      Paxson Communications Corp.                                                                      30          3,030(H)
                                                                                                                -----------
                                                                                                                   6,379
                                                                                                                -----------
      Retail -- 0.2%
      Prime Retail Series B Convertible                                                                20            435
                                                                                                                -----------

      Services -- 0.3%
      La Petite Holdings Corporation                                                                   18            729(G)
                                                                                                                -----------
      Total Preferred Stock  (Identified Cost-- $7,033)                                                            7,543
---------------------------------------------------------------------------------------------------------------------------
Warrants(G) -- 0.2%
      Affiliated Newspapers Investments, Inc.                                                           2 wts         90(C)
      Apparel Ventures Inc.                                                                             3              0(C)
      Cort Business Services                                                                           25            105
      County Seat Stores, Inc.                                                                          1              1(C)
      Gulf State Steel, Inc.                                                                            2             75(C)
      Harcor Energy, Inc.                                                                              33            115(C)
      NS Group, Inc.                                                                                    1              1
      Unigene Labs, Inc. - Class C                                                                    125              0
      Unigene Labs, Inc. - Class D                                                                    125              0
      Wireless One Incorporated                                                                         4             34(C)
                                                                                                                -----------

      Total Warrants  (Identified Cost-- $75)                                                                        421
---------------------------------------------------------------------------------------------------------------------------

Legg Mason Income Trust, Inc.




High Yield Portfolio--Continued


                                                                                                 Par/Shares        Value
---------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement -- 2.5%

      J.P. Morgan Securities, Inc.
        6.80%, dated 12/31/96, to be repurchased at $5,731 on
        1/2/97 (Collateral: $5,995 Federal National Mortgage
        Association, Medium-term Notes, 5.82% due 11/4/03, value $5,930)
        (Identified Cost-- $5,729)                                                                $ 5,729        $ 5,729
---------------------------------------------------------------------------------------------------------------------------
      Total Investments -- 97.7%  (Identified Cost -- $217,552)                                                  228,731
      Other Assets Less Liabilities -- 2.3%                                                                        5,377
                                                                                                               ----------

      Net assets consisting of:
      Accumulated paid-in capital applicable to 15,231 shares outstanding                        $225,076
      Accumulated net realized loss on investments                                                 (2,147)
      Unrealized appreciation of investments                                                       11,179
                                                                                                 ---------

      Net assets-- 100.0%                                                                                       $234,108
                                                                                                                =========

      Net asset value per share                                                                                   $15.37
                                                                                                                 ========


--------------------------------------------------------------------------------
     (A) Stepped coupon bond -- A bond which amortizes to par by a specified date at which time it begins to accrue interest.

     (B) Private Placement

     (C) Rule 144a Security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional investors.

     (D) Zero-coupon bond --- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.

     (E) Coupon increases 0.25% each coupon date (semi-annually) until November 15, 2005, thereafter remains fixed at 13.5% until maturity.

     (F) Yankee Bond -- Dollar-denominated bond issued in the U.S. by foreign entities.

     (G) Non-income producing

     (H) Payment-in-kind ("PIK") -- A bond or preferred stock in which interest during the initial few years is paid in additional PIK bonds or preferred stock rather than in cash.

     See notes to financial statements.

Statements of Net Assets
Legg Mason Income Trust, Inc.
December 31, 1996
(Amounts in Thousands)

U.S. Government Money Market Portfolio



                                                                 Rate         Maturity Date        Par/Shares        Value
---------------------------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations -- 85.0%

      Federal Farm Credit Bank                               5.18 to 5.56%  1/2/97 to 7/1/97       $ 93,000       $ 92,692
      Federal Home Loan Bank                                 5.34 to 5.87%  2/13/97 to 6/10/97       30,000         29,861
      Federal Home Loan Mortgage Corporation                 5.22 to 5.45%  1/2/97 to 2/20/97       117,406        117,214
      Federal National Mortgage Association                  5.35 to 5.38%  2/18/97 to 3/14/97       25,000         24,788
      United States Treasury Bills                           5.080%         4/17/97                   5,000          4,925
      United States Treasury Notes                           6.625%         3/31/97                   7,000          7,014
                                                                                                                 ----------
      Total U.S. Government and Agency Obligations                                                                 276,494
---------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement -- 14.2%

      J.P. Morgan Securities, Inc.
        6.80%, dated 12/31/96, to be repurchased
        at $46,202 on 1/2/97 (Collateral: $46,137 Tennessee
        Valley Authority, Bonds, 8.25% and 6.875% due 4/15/42
        and 12/15/43, value $47,825)                                                                                46,185
---------------------------------------------------------------------------------------------------------------------------
      Total Investments, at amortized cost and value -- 99.2%                                                      322,679
      Other Assets Less Liabilities -- 0.8%                                                                          2,531
                                                                                                                 ==========

      Net assets applicable to 325,229 shares outstanding -- 100.0%                                               $325,210
                                                                                                                 ==========

      Net asset value per share                                                                                      $1.00
                                                                                                                     ======

      See notes to financial statements.

Statements of Operations
Legg Mason Income Trust, Inc.
(Amounts in Thousands)

                                                                                   Year Ended 12/31/96
                                                         ------------------------------------------------------------------
                                                           U.S. Government   Investment Grade     High      U.S. Government
                                                          Intermediate-Term       Income          Yield      Money Market
                                                              Portfolio          Portfolio      Portfolio      Portfolio
---------------------------------------------------------------------------------------------------------------------------
Investment Income:
      Interest                                                 $15,921         $ 6,263          $17,338         $17,816
      Dividends                                                     --              76              150              --
                                                               --------         -------          ------         --------
          Total income                                          15,921           6,339           17,488          17,816
                                                               --------         -------          ------         --------


Expenses:
      Management fee                                             1,271             520            1,093           1,659
      Distribution and service fees                              1,135             432              841              --
      Transfer agent and shareholder servicing expense             180              84              100             274
      Audit and legal fees                                         112              33               37              54
      Custodian fee                                                 90             109               84              82
      Directors' fees                                                8               8                8               8
      Registration fees                                             17              25               50              63
      Reports to shareholders                                       48              21               33              41
      Other expenses                                                18               7               22              15
                                                               --------         -------          ------         --------
                                                                 2,879           1,239            2,268           2,196
          Less fees waived                                        (626)           (401)              --              --
                                                               --------         -------          ------         --------
          Total expenses, net of waivers                         2,253             838            2,268           2,196
                                                               --------         -------          ------         --------
      Net Investment Income                                     13,668           5,501           15,220          15,620
                                                               --------         -------          ------         --------

Net Realized and Unrealized Gain (Loss) on Investments:
      Realized gain (loss) on:
          Investments                                             (161)            (88)            (348)             42
          Options                                                 (140)             18               --              --
          Futures                                                  352             640               --              --
                                                               --------         -------          ------         --------
                                                                    51             570             (348)             42
                                                               --------         -------          ------         --------

      Change in unrealized appreciation (depreciation)
        of investments, options and futures                     (4,190)         (2,320)           8,599              --
                                                               --------         -------          ------         --------

      Net Realized and Unrealized Gain (Loss)
        on Investments                                          (4,139)         (1,750)           8,251              42
------------------------------------------------------------------------------------------------------------------------
      Change in Net Assets Resulting
        from Operations                                        $ 9,529         $ 3,751          $23,471         $15,662
                                                               =======         =======          =======        =========


See notes to financial statements.

Statements of Changes in Net Assets
Legg Mason Income Trust, Inc.
(Amounts in Thousands)

                                         U.S. Government      Investment Grade           High           U.S. Government
                                         Intermediate-Term         Income                Yield            Money Market
                                             Portfolio            Portfolio            Portfolio            Portfolio
                                         -------------------  ------------------    ----------------    ----------------
                                          Year      Year       Year      Year       Year      Year       Year       Year
                                          Ended     Ended      Ended     Ended      Ended     Ended      Ended      Ended
                                        12/31/96  12/31/95   12/31/96  12/31/95   12/31/96  12/31/95   12/31/96   12/31/95
---------------------------------------------------------------------------------------------------------------------------
Change in Net Assets:
      Net investment income            $ 13,668   $ 13,089   $ 5,501   $ 4,900   $ 15,220    $ 6,980   $ 15,620   $ 14,029
      Net realized gain (loss)
        on investments,
        options and futures                  51      5,579       570       969       (348)      (628)        42         65
      Change in unrealized
        appreciation (depreciation)
        of investments,
        options and futures              (4,190)    11,818    (2,320)    7,813      8,599      5,683         --         --
---------------------------------------------------------------------------------------------------------------------------
      Change in net assets
        resulting from operations         9,529     30,486     3,751    13,682     23,471     12,035     15,662     14,094
      Distributions to shareholders:
           From net investment income:
             Primary Class              (13,083)   (12,882)   (5,484)   (4,899)   (15,325)    (6,993)   (15,620)   (14,029)
             Navigator Class               (253)      (207)      (17)       (1)        --         --         --         --
           In excess of net investment
           income:
             Primary                       (323)
             Navigator                       (9)
      Contributions from Manager             --         --        --        --         --         --         --        170
      Change in net assets from
        Fund share transactions:
           Primary Class                 65,943    (16,511)    8,039    10,657    117,545     49,951      8,522    101,835
           Navigator Class                4,054        (95)       --       247         --         --         --         --
---------------------------------------------------------------------------------------------------------------------------
      Change in net assets               65,858        791     6,289    19,686    125,691     54,993      8,564    102,070

Net Assets:
      Beginning of year                 236,070    235,279    85,882    66,196    108,417     53,424    316,646    214,576
---------------------------------------------------------------------------------------------------------------------------
      End of year                      $301,928   $236,070   $92,171   $85,882   $234,108   $108,417   $325,210   $316,646
---------------------------------------------------------------------------------------------------------------------------
      Undistributed net
        investment income              $     --   $     --   $    43   $    53   $     --   $      8   $     --   $     --
---------------------------------------------------------------------------------------------------------------------------

                                                                          23
See notes to financial statements.

Financial Highlights
Legg Mason Income Trust, Inc.

     Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.



                                         Investment Operations                     Distributions From:
                                   ------------------------------------ --------------------------------------------
                                               Net Realized
                                              and Unrealized                                               In Excess
                         Net Asset     Net    Gain (Loss) on   Total               In Excess     Net        of Net
                           Value,  Investment  Investments,    From       Net        of Net    Realized    Realized
                         Beginning    Income     Options,    Investment Investment Investment  Gain on     Gain on       Total
                          of Year     (Loss)    and Futures  Operations  Income      Income   Investments Investments Distributions
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Government
Intermediate-Term
Portfolio
   --Primary Class
     Years Ended Dec. 31,
        1996              $10.47    $ .61(A)    $ (.16)       $ .45       $ (.60)   $(.01)      $--         $--         $ (.61)
        1995                9.72      .57(A)       .75         1.32         (.57)      --        --          --           (.57)
        1994               10.43      .51(A)      (.71)        (.20)        (.51)      --        --          --           (.51)
        1993               10.70      .53(A)       .17          .70         (.53)      --       (.39)       (.05)         (.97)
        1992               10.77      .60(A)       .05          .65         (.60)      --       (.12)         --          (.72)

   --Navigator Class

     Years Ended Dec. 31,
        1996              $10.47    $ .67(B)   $ (.16)        $ .51       $ (.66)   $(.01)      $--          $--        $ (.67)
        1995                9.72      .62(B)      .75          1.37         (.62)      --        --           --          (.62)
        Dec. 1(C)-31, 1994  9.72      .05(B)       --          0.05         (.05)      --        --           --          (.05)

Investment Grade
  Income Portfolio
   --Primary Class
     Years Ended Dec. 31,
        1996              $10.44     $.64(F)   $ (.22)        $ .42       $ (.64)     $--       $--          $--        $ (.64)
        1995                9.27      .65(F)     1.17          1.82         (.65)      --        --           --          (.65)
        1994               10.40      .60(F)    (1.09)         (.49)        (.60)      --       (.04)         --          (.64)
        1993               10.71      .62(F)      .33           .95         (.62)      --       (.63)        (.01)       (1.26)
        1992               10.71      .66(F)      .25           .91         (.66)      --       (.25)         --          (.91)
   --Navigator Class
     Years Ended Dec. 31,
        1996              $10.44    $ .70(G)   $ (.22)        $ .48       $ (.70)     $--       $--          $--        $ (.70)
        Dec. 1(C)-31, 1995 10.32      .03(G)      .12           .15         (.03)      --        --           --          (.03)

High Yield Portfolio
        Years Ended
          Dec. 31,
        1996              $14.62    $1.33      $  .76         $2.09       $(1.34)     $--       $--          $--        $(1.34)
        1995               13.57     1.29        1.05          2.34        (1.29)      --        --           --         (1.29)
        Feb. 1(H)-Dec. 31,
        1994               15.00     1.02       (1.44)         (.42)       (1.01)      --        --           --         (1.01)

U.S. Government Money
Market Portfolio
        Years Ended
          Dec. 31,
        1996              $ 1.00   $ .05        $ Nil         $ .05       $ (.05)     $--       $--           $--       $ (.05)
        1995                1.00     .05          Nil           .05         (.05)      --        --            --         (.05)
        1994                1.00     .04         (Nil)          .04         (.04)      --        --            --         (.04)


        1993                1.00     .03           --           .03         (.03)      --        --            --         (.03)
        1992                1.00     .03           --           .03         (.03)      --        --            --         (.03)





                                                                Ratios/Supplemental Data
                                      ------------------------------------------------------------------------------

                                                                           Net
                                Net Asset                               Investment                     Net Assets
                                  Value                 Expenses       Income (Loss)    Portfolio        End of
                                 End of    Total       to Average       to Average      Turnover          Year
                                  Year     Return      Net Assets       Net Assets       Rate        (in thousands)
--------------------------------------------------------------------------------------------------------------------
U.S. Government
Intermediate-Term
Portfolio
   --Primary Class
     Years Ended Dec. 31,
        1996                   $10.31        4.47%        .98%(A)          5.91%(A)         354%         $293,846
        1995                    10.47       13.88%        .93%(A)          5.59%(A)         290%          231,886
        1994                     9.72       (1.93)%       .90%(A)          5.11%(A)         316%          231,255
        1993                    10.43        6.64%        .90%(A)          4.84%(A)         490%          299,529
        1992                    10.70        6.26%        .87%(A)          5.54%(A)         513%          307,320

   --Navigator Class

     Years Ended Dec. 31,
        1996                   $10.31        5.09%       .42%(B)           6.47%(B)         354%          $ 8,082
        1995                    10.47       14.45%       .44%(B)           6.08%(B)         290%            4,184
        Dec. 1(C)-31, 1994       9.72         .50%(D)    .40%(B,E)         6.44%(B,E)       316%(E)         4,024

Investment Grade
  Income Portfolio
   --Primary Class
     Years Ended Dec. 31,
        1996                   $10.22        4.31%       .97%(F)           6.42%(F)         383%         $ 91,928
        1995                    10.44       20.14%       .88%(F)           6.49%(F)         221%           85,633
        1994                     9.27       (4.82)%      .85%(F)           6.09%(F)         200%           66,196
        1993                    10.40       11.22%       .85%(F)           5.62%(F)         348%           68,781
        1992                    10.71        6.77%       .85%(F)           6.11%(F)         317%           48,033
   --Navigator Class
     Years Ended Dec. 31,
        1996                   $10.22        4.88%       .41%(G)           6.99%(G)         383%           $  243
        Dec. 1(C)-31, 1995      10.44        1.42%(D)    .40%(G,E)         6.73%(G,E)       221%(E)           249

High Yield Portfolio
        Years Ended
          Dec. 31,
        1996                   $15.37       14.91%      1.35%              9.05%             77%         $234,108
        1995                    14.62       18.01%      1.47%              9.28%             47%          108,417
        Feb. 1(H)-Dec. 31,
        1994                    13.57       (2.90)%(D)  1.6%(E)             8.4%(E)          67%(E)        53,424

U.S. Government Money
Market Portfolio
        Years Ended
         Dec. 31,
        1996                   $ 1.00        4.81%      .66%               4.71%             --          $325,210
        1995                     1.00        5.31%      .67%               5.17%             --           316,646
        1994                     1.00        3.66%      .69%               3.66%             --           214,576


        1993                     1.00        2.80%      .71%               2.76%             --           172,533
        1992                     1.00        3.49%      .73%               3.45%             --           170,910


       (A) Net of fees waived by the manager for expenses in excess of voluntary limitations of: 0.85% until August 31, 1992; 0.9% until April 30, 1995; 0.95% until April 30, 1996; and 1.00% until December 31, 1996.

       (B) Net of fees waived by the manager for expenses in excess of voluntary limitations of: 0.4% until April 30, 1995; 0.45% until April 30, 1996; and 0.50% until December 31, 1996.

       (C) Commencement of sale of Navigator Shares.

       (D) Not annualized

       (E) Annualized

       (F) Net of fees waived and reimbursements made by the manager for expenses in excess of voluntary limitations as follows: 0.85% until April 30, 1995; 0.9% until April 30, 1996; and 1.0% until December 31, 1996.

       (G) Net of fees waived by the manager for expenses in excess of voluntary expense limitations of 0.4% until April 30, 1996 and 0.5% until December 31, 1996.

       (H) Commencement of operations.

See notes to financial statements.

Notes to Financial Statements
Legg Mason Income Trust, Inc.
(Amounts in Thousands)

1. Significant Accounting Policies:

           The Legg Mason Income Trust, Inc. ("Trust"), consisting of the U.S. Government Intermediate-Term Portfolio ("Government Intermediate"), the Investment Grade Income Portfolio ("Investment Grade"), the High Yield Portfolio ("High Yield"), and the U.S. Government Money Market Portfolio ("Government Money Market") (each separately referred to as a "Fund" and collectively as the "Funds") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

           The Government Intermediate and the Investment Grade Portfolios consist of two classes of shares: the Primary Class, offered since 1987, and the Navigator Class, offered to certain institutional investors since December 1, 1994 and December 1, 1995, respectively. The income and expenses of each of these Funds are allocated proportionately to the two classes of shares except for Rule 12b-1 distribution fees, which are charged only on Primary shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

      Security Valuation

           Portfolio securities in Government Intermediate, Investment Grade and High Yield are valued using market quotations obtained from an independent pricing service. When market quotations are not readily available, securities are valued based on prices received from recognized broker-dealers in the same or similar securities. Portfolio securities with 60 days or less remaining to maturity are valued under the amortized cost method, which approximates current market value.

           The investments of Government Money Market are valued on the basis of amortized cost so long as the Fund's Board of Directors determines that this method constitutes fair value. Under this method, securities are valued at cost when purchased and, thereafter, a constant proportionate accretion or amortization of any discount or premium is recorded until maturity of the security.

      Investment Income and Dividends to Shareholders

           Income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and federal income tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized. Dividends are declared daily and paid monthly for each Fund except High Yield which declares and pays dividends monthly. For Government Intermediate and Investment Grade, dividends are determined separately for each class. Dividends payable are recorded on the ex-dividend date. At December 31, 1996, dividends payable of $149 were accrued for Government Intermediate, $29 for Investment Grade, $158 for High Yield and $17 for Government Money Market.

      Investment Transactions

           Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At December 31, 1996 receivables for securities sold and not yet delivered and payables for securities purchased and not yet received for each of the Funds were as follows:

                                                     Payable for
                                     Receivable for  Securities
                                     Securities Sold  Purchased
-----------------------------------------------------------------
Government Intermediate                  $  --          $  --
Investment Grade                          2,361          3,479
High Yield                                  --             --
Government Money Market                     --          10,000

      Options and Futures

           Upon the purchase of a put option or a call option by a Fund, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When a Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When a

Legg Mason Income Trust, Inc.
(Amounts in Thousands)


      Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When a Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

           When a Fund writes a call option or a put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase price exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to the option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the Fund purchased upon exercise.

           Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded.

      Repurchase Agreements

           All repurchase agreements are fully collateralized by obligations issued by the U.S. government or its agencies and such collateral is in the possession of the Fund's custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Funds' investment adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

      Federal Income Taxes

           No provision for federal income or excise taxes is required since the Funds intend to continue to qualify as regulated investment companies and distribute all of their taxable income to their shareholders.

      Use of Estimates

           The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:

           For the year ended December 31, 1996 investment transactions (excluding short-term investments) were as follows:

                                       Purchases          Proceeds from Sales
                                 --------------------     --------------------
                                 U.S. Gov't.              U.S. Gov't.
                                 Securities    Other      Securities     Other
--------------------------------------------------------------------------------
Government Intermediate          $788,801     $ 66,979    $748,435     $ 59,623
Investment Grade                  214,424      139,525     226,738      121,376
High Yield                             --      238,247          --      125,607

           At December 31, 1996, cost, aggregate gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for each Fund were as follows:


                                Cost        Appreciation    (Depreciation)
-----------------------------------------------------------------------------
Government Intermediate        $298,751         $ 2,549         $(1,197)
Investment Grade                 91,260           1,542            (619)
High Yield                      217,575          15,655          (4,499)
Government Money Market         322,679              --              --


           Unused capital loss carryforwards for federal income tax purposes at December 31, 1996 were as follows: Government Intermediate, $11,132 which expire through 2003; Investment Grade, $1,970 which expire through 2002; High Yield, $1,981 which expire through 2004; Government Money Market, $20 which expire through 2002.

3. Options and Futures:

           As part of their investment program, Government Intermediate and Investment Grade may utilize options and futures.

           The risk associated with purchasing options is limited to the premium originally paid. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the Statements of Net Assets. The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a covered put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform. Call and put options written by the Funds and related premiums received during the year were as follows:


                                                 Calls               Puts
                                          ------------------  ------------------
                                           Actual              Actual
Government Intermediate                   Contracts Premiums  Contracts Premiums
--------------------------------------------------------------------------------
Options outstanding December 31, 1995        --     $  --         --     $  --
Options written                              820       295     19,495       224
Options closed                              (664)     (273)   (19,495)     (224)
--------------------------------------------------------------------------------
Options outstanding December 31, 1996        156    $   22         --     $  --
================================================================================

                                                Calls               Puts
                                          ------------------  ------------------
                                          Actual              Actual
Investment Grade                         Contracts Premiums  Contracts Premiums
-------------------------------------------------------------------------------
Options outstanding December 31, 1995        --      $ --         --      $ --
Options written                           7,635       559     16,097       216
Options closed                             (664)     (437)    (9,297)     (186)
Options expired                          (6,843)      (44)    (6,800)      (30)
Options exercised                           (38)      (20)
-------------------------------------------------------------------------------
Options outstanding December 31, 1996        90     $  58         --      $ --
================================================================================

           The Funds enter into futures contracts as a hedge against anticipated changes in interest rates. There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, risk of loss in excess of amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Legg Mason Income Trust, Inc.
(Amounts in Thousands)

           The open futures positions and related appreciation or depreciation at December 31, 1996 are described at the end of U.S. Government Intermediate's and Investment Grade's respective "Statement of Net Assets."

4. Transactions with Affiliates:

           Each Fund has a management agreement with Legg Mason Fund Adviser, Inc. ("Manager"), a corporate affiliate of Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange and the distributor for the Funds. Under this agreement, the Manager provides the Funds with management and administrative services for which each Fund pays a fee at annual rates based on its average daily net assets as follows: Government Intermediate, .55%; Investment Grade, .60%; High Yield, .65%; Government Money Market, .50%.

           The agreement with the Manager provides that expense waivers and reimbursements be made to Government Intermediate for expenses which in any month are in excess of 1.00% of average daily net assets until December 31, 1997 or when Government Intermediate reaches net assets of $400,000, whichever occurs first. If Government Intermediate's assets total $400,000 before December 31, 1997, the Manager has agreed not to increase this "cap" by more than 10 basis points. The Manager has also agreed to expense waivers and to make reimbursements to Investment Grade for expenses which in any month are in excess of 1.00% of daily net assets until December 31, 1997 or when Investment Grade reaches net assets of $100,000, whichever occurs first. For the year ended December 31, 1996, management fees of $626 and $401, respectively were waived. At December 31, 1996 amounts due to the Manager were as follows: Government Intermediate, $117; Investment Grade, $19; High Yield, $125; and Government Money Market, $142.

           Western Asset Management Company ("Adviser"), a corporate affiliate of the Manager and Legg Mason, serves as investment adviser to each Fund. The Adviser is responsible for the actual investment activity of each Fund. The Manager pays the Adviser a fee, computed daily and payable monthly, at an annual rate of up to: 40% of the Management fee for Investment Grade; 77% for High Yield; and 30% for Government Money Market. For U.S. Government Intermediate the Manager pays the Adviser a fee, computed daily and payable monthly, of 0.20% of its average daily net assets, not to exceed the fee received by the Manager.

           For the year ended December 31, 1995 Legg Mason contributed $170 to offset a portion of Government Money Market's net realized losses.

           Legg Mason, as distributor of the Funds, receives from Government Intermediate, Investment Grade, and High Yield an annual distribution fee of 0.25% and an annual service fee of 0.25% of the average daily net assets of Primary shares, calculated daily and payable monthly. At December 31, 1996, distribution and service fees due to the distributor were as follows: Government Intermediate, $105; Investment Grade, $39; and High Yield, $96. Effective January 10, 1997, Government Money Market will begin compensating Legg Mason for distribution costs and services at an annual rate equal to 0.10% of its average daily net assets. Although Legg Mason has agreed to limit such fees paid by the Fund to 0.10% for the next two years, Government Money Market may pay Legg Mason a fee for its distribution services in an amount not to exceed an annual rate of 0.20% of the Fund's average daily net assets.

           Legg Mason also has an agreement with the Funds' transfer agent to assist it with some of its duties. For this assistance, Legg Mason was paid the following amounts by the transfer agent for the year ended December 31, 1996: Government Intermediate, $46; Investment Grade, $20; High Yield, $29; and Government Money Market, $85.

5. Line of Credit:

           In November 1995, the Funds, except for Government Money Market, but including certain other Legg Mason Funds, entered into a $75 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the line of credit bear interest at prevailing short-term interest rates. For the year ended December 31, 1996, the Funds had no borrowings under the line of credit.

6. Acquisition of Bartlett Fixed Income Fund and Bartlett Short Term Bond Fund:

           On December 20, 1996, Government Intermediate acquired all the net assets of the Bartlett Fixed Income Fund ("Fixed Income") and the Bartlett Short Term Bond Fund ("Short Term") pursuant to a plan of reorganization approved by Fixed Income and Short Term shareholders on December 6, 1996. The acquisition was accomplished by a tax-free exchange of 7,763 shares of Government Intermediate (valued at $80,196) for the 6,733 shares of Fixed Income and the 1,359 shares of Short Term outstanding on December 20, 1996. The net assets of Fixed Income ($66,916, including $436 of unrealized appreciation and $2,730 of accumulated net realized losses) and Short Term ($13,280, including $9 of unrealized appreciation and $400 of accumulated net realized losses) were combined with those of Government Intermediate. The aggregate net assets of Government Intermediate immediately before the acquisition were $223,282 and were $303,478 immediately following the acquisition.

7. Fund Share Transactions:

           At December 31, 1996 there were 1,000,000 shares authorized at $.001 par value for all portfolios of the Trust. Share transactions were as follows:

                                                                Reinvestment
                                             Sold              of Distributions         Repurchased              Net Change
                                     -------------------       ----------------     ------------------        ---------------
                                     Shares       Amount       Shares    Amount     Shares       Amount       Shares    Amount
---------------------------------------------------------------------------------------------------------------------------------
Government Intermediate
--Primary Class
  Year Ended December 31, 1996      12,900(A)  $  132,962(A)    1,168   $11,976      (7,697)  $   (78,995)     6,371   $ 65,943
  Year Ended December 31, 1995       4,951         50,397       1,135    11,583      (7,735)      (78,491)    (1,649)   (16,511)

--Navigator Class
  Year Ended December 31, 1996         795(B)       8,281(B)       25       256        (435)       (4,483)       385      4,054
  Year Ended December 31, 1995         133          1,366          20       203        (168)       (1,644)       (15)       (75)

Investment Grade
--Primary Class
  Year Ended December 31, 1996       3,465         35,043         471     4,758      (3,144)      (31,762)       792      8,039
  Year Ended December 31, 1995       2,728         27,180         422     4,218      (2,090)      (20,741)     1,060     10,657

--Navigator Class
  Year Ended December 31, 1996          --             --          --        --          --            --         --         --
  Dec. 1, 1995 to Dec. 31, 1995         24            247          --        --          --            --         24        247

High Yield
  Year Ended December 31, 1996      11,299        170,050         846    12,709      (4,331)      (65,214)     7,814    117,545
  Year Ended December 31, 1995       4,821         69,103         413     5,894      (1,755)      (25,046)     3,479     49,951

Government Money Market
  Year Ended December 31, 1996   1,245,629      1,245,629      14,984    14,984  (1,252,091)   (1,252,091)     8,522      8,522
  Year Ended December 31, 1995   1,165,303      1,165,303      13,455    13,455  (1,076,923)   (1,076,923)   101,835    101,835

(A) Includes 6,202 shares valued at $64,070 and 1,272 shares valued at $13,140 issued in connection with the acquisition of Fixed Income and Short Term, respectively, as described in footnote 6.

(B) Includes 275 shares valued at $2,846 and 14 shares valued at $140 issued in connection with the acquisition of Fixed Income and Short Term, respectively, as described in footnote 6.

Report of Independent Accountants

To the Shareholders and Directors of Legg Mason Income Trust, Inc.:

   We have audited the accompanying statements of net assets of Legg Mason U.S. Government Intermediate-Term Portfolio, Investment Grade Income Portfolio, High Yield Portfolio and U.S. Government Money Market Portfolio ("the Funds") as of December 31, 1996, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason U.S. Government Intermediate-Term Portfolio, Investment Grade Income Portfolio, High Yield Portfolio and U.S. Government Money Market Portfolio as of December 31, 1996, and the results of their operations, their changes in net assets and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.



                                                COOPERS & LYBRAND L.L.P.


Baltimore, Maryland
February 5, 1997

                           Legg Mason Family of Funds


Equity Funds

Legg Mason Balanced Trust
Growth and Income--An equity mutual fund which seeks long-term capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk.

Legg Mason Total Return Trust
Growth and Income--An equity mutual fund with investment objectives of capital appreciation and current income.

Legg Mason American Leading Companies Trust
Growth--A large capitalization equity mutual fund which seeks long-term capital appreciation and current income consistent with prudent investment management.

Legg Mason Value Trust
Growth--An equity mutual fund which seeks long-term growth of capital using the "Value Approach" to investing.

Legg Mason Special Investment Trust
Aggressive Growth--An equity mutual fund which seeks capital appreciation. It invests principally in securities of companies that are involved in restructurings or other special situations, or are out of favor with, or not closely followed by the market.


Global Funds

Legg Mason Emerging Markets Trust
Aggressive Growth--A mutual fund which is designed for investors seeking long-term growth possibilities available in emerging markets.(dagger)

Legg Mason International Equity Trust
Aggressive Growth--A diversified, professionally managed portfolio seeking maximum long-term total return by investing primarily in common stocks of companies located outside the United States.(dagger)

Legg Mason Global Government Trust
Growth and Income--A global bond fund which seeks to provide a competitive total return by investing primarily in a global portfolio of high quality debt securities of U.S. and foreign governments, their agencies and instrumentalities, denominated in various currencies.(dagger)


Taxable Bond Funds

Legg Mason U.S. Government Intermediate-Term Portfolio
Conservative Income--A mutual fund which seeks to achieve high current income consistent with prudent investment risk and liquidity needs.

Legg Mason Investment Grade Income Portfolio
Income--A mutual fund which seeks to provide investors with a high level of current income through a diversified portfolio of debt instruments.

Legg Mason High Yield Portfolio
Growth and Income--A fund which seeks to provide high current income, and as a secondary objective, seeks capital appreciation. Under normal circumstances, the Fund will invest a majority of its total assets in high yield fixed income securities commonly known as "junk" bonds. The Fund may invest up to 25% of total assets in foreign securities.


Tax-Free Bond Funds

Legg Mason Tax-Free
Intermediate-Term Income Trust
Tax-Free Income--A fund which seeks a high level of current income exempt from federal income tax consistent with prudent investment risk.(double dagger)

Legg Mason Maryland Tax-Free Income Trust
Tax-Free Income--A fund whose objective is a high level of current income exempt from federal, Maryland state, and local income taxes.(double dagger)

Legg Mason Pennsylvania Tax-Free Income Trust
Tax-Free Income--A fund which seeks a high level of current income exempt from federal income tax and Pennsylvania personal income tax.(double dagger)


Money Market Funds

Legg Mason U.S. Government Money Market Portfolio
A professionally managed portfolio seeking high current income consistent with liquidity and conservation of principal.*

Legg Mason Cash Reserve Trust
A diversified management investment company investing in money market instruments to achieve stability of principal and current income consistent with stability of principal.*

Legg Mason Tax Exempt Trust
A money market fund seeking to produce high current income exempt from federal income tax, to preserve capital and to maintain liquidity.*

        (dagger) Investment in foreign securities involves increased risks, such as currency rate fluctuations, foreign taxation and political changes.

 (double dagger) Income produced from the tax-free funds may be subject to state and local taxes. Long-term capital gain distributions generally are taxable. A portion of each Fund's dividends may be subject to the federal alternative minimum tax.

 * An investment in any of these Funds is neither insured nor guaranteed by the U.S. Government and there can be no guarantee that these Funds will maintain a stable $1 share price.

For a prospectus containing more complete information, including charges and expenses on any of the Legg Mason funds, call 1-800-577-8589. Please read it carefully before investing or sending money.